NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED AUGUST 14, 2020

TO STATEMENTS OF ADDITIONAL INFORMATION

Nuveen Investment Trust

Statement of Additional Information dated

October 31, 2019

Statement of Additional Information dated

December 31, 2019

Nuveen Investment Trust II

Statement of Additional Information dated

October 31, 2019

Statements of Additional Information dated

November 29, 2019

Statement of Additional Information dated

December 31, 2019

Statement of Additional Information dated

February 3, 2020

Nuveen Investment Trust V

Statements of Additional Information dated

January 31, 2020

Nuveen Managed Accounts Portfolio Trust

Statement of Additional Information dated

July 9, 2020

1.	The following subsection is added to the section of the Statement of Additional Information entitled “Investment Policies and Techniques”:

Lending of Portfolio Securities

In order to generate additional income, your Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however your Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. Your Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. Your Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. Your Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, your Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays your Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by your Fund or the borrower. While your Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When your Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, your Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

2.	The following subsection is added the section of the Statement of Additional Information entitled “Service Providers”:

Securities Lending Agent

State Street Bank and Trust Company serves as the securities lending agent to your Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to your Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MFSAI-0820P